[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                     SERIES 2004-FFC

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $357,682,000 (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FFC

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                DECEMBER 27, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                 COMPUTATIONAL MATERIALS FOR
                                     FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                     SERIES 2004-FFC

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FFML 2004-FFC - STACK PRICE/YIELD

Settle                                                                12/28/2004
First Payment                                                          1/25/2005

                                                                               1                           2
                                                   COLLAT

Price                                                                  100.00000                   100.00000
                                               Disc Margin                    NA                          NA
                                                       WAL                  3.71                        3.03
                                                  Mod Durn                 3.020                       2.520
                                       Principal Writedown
                 Total Collat Group Loss (Collat Maturity)  52,671,960.09 (13.24%)      41,750,062.42 (10.49%)
          Total Collat Group Liquidation (Collat Maturity)  52,671,960.09 (13.24%)      41,750,062.42 (10.49%)
                                                      BBB-

Spread                                                                       450                         450
                                               Disc Margin                   419                         432
                                                       WAL                  6.16                        5.21
                                                  Mod Durn                 4.570                       4.050
                                       Principal Writedown            0.00 (0.00%)                0.00 (0.00%)
                 Total Collat Group Loss (Collat Maturity)  52,671,960.09 (13.24%)      41,750,062.42 (10.49%)
          Total Collat Group Liquidation (Collat Maturity)  52,671,960.09 (13.24%)      41,750,062.42 (10.49%)
                                                        BB

Spread                                                                       875                         875
                                               Disc Margin                   776                         834
                                                       WAL                  6.19                        5.18
                                                  Mod Durn                 4.230                       3.760
                                       Principal Writedown            0.00 (0.00%)                0.00 (0.00%)
                 Total Collat Group Loss (Collat Maturity)  52,671,960.09 (13.24%)      41,750,062.42 (10.49%)
          Total Collat Group Liquidation (Collat Maturity)  52,671,960.09 (13.24%)      41,750,062.42 (10.49%)

                                                 LIBOR_1MO                   100                         100
                                                    Prepay                20 CPR                      25 CPR
                                                No Prepays
                                     Lockout and Penalties     Include Penalties           Include Penalties
                                    Prepay Penalty Haircut                     0                           0
                                                   Default           0 . . . CDR                 0 . . . CDR
                                             Loss Severity                   100%                        100%
                                         Servicer Advances                   100%                        100%
                                           Liquidation Lag                     0                           0
                                       Optional Redemption               Call (N)                    Call (N)

                                                                               3                       4                       5
                                                   COLLAT

Price                                                                  100.00000               100.00000               100.00000
                                               Disc Margin                    NA                      NA                      NA
                                                       WAL                  2.53                    2.15                    1.85
                                                  Mod Durn                 2.140                   1.840                   1.600
                                       Principal Writedown
                 Total Collat Group Loss (Collat Maturity)  33,757,633.56 (8.48%)   27,698,605.98 (6.96%)   22,964,738.95 (5.77%)
          Total Collat Group Liquidation (Collat Maturity)  33,757,633.56 (8.48%)   27,698,605.98 (6.96%)   22,964,738.95 (5.77%)
                                                      BBB-

Spread                                                                       450                     450                     450
                                               Disc Margin                   441                     446                     447
                                                       WAL                  4.69                    4.48                    4.58
                                                  Mod Durn                 3.770                   3.670                   3.760
                                       Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
                 Total Collat Group Loss (Collat Maturity)  33,757,633.56 (8.48%)   27,698,605.98 (6.96%)   22,964,738.95 (5.77%)
          Total Collat Group Liquidation (Collat Maturity)  33,757,633.56 (8.48%)   27,698,605.98 (6.96%)   22,964,738.95 (5.77%)
                                                        BB

Spread                                                                       875                     875                     875
                                               Disc Margin                   876                     901                     909
                                                       WAL                  4.59                    4.26                    4.15
                                                  Mod Durn                 3.480                   3.330                   3.300
                                       Principal Writedown            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
                 Total Collat Group Loss (Collat Maturity)  33,757,633.56 (8.48%)   27,698,605.98 (6.96%)   22,964,738.95 (5.77%)
          Total Collat Group Liquidation (Collat Maturity)  33,757,633.56 (8.48%)   27,698,605.98 (6.96%)   22,964,738.95 (5.77%)

                                                 LIBOR_1MO                   100                     100                     100
                                                    Prepay                30 CPR                  35 CPR                  40 CPR
                                                No Prepays
                                     Lockout and Penalties     Include Penalties       Include Penalties       Include Penalties
                                    Prepay Penalty Haircut                     0                       0                       0
                                                   Default           0 . . . CDR             0 . . . CDR             0 . . . CDR
                                             Loss Severity                   100%                    100%                    100%
                                         Servicer Advances                   100%                    100%                    100%
                                           Liquidation Lag                     0                       0                       0
                                       Optional Redemption               Call (N)                Call (N)                Call (N)